Exhibit 99.1

INVITATION HOMES AND STARWOOD WAYPOINT HOMES ANNOUNCE MERGER TO CREATE BEST-IN-

CLASS SINGLE-FAMILY RENTAL COMPANY

•	Merger of equals will create leading single-family rental portfolio and platform

•	Combined company will have 82,000 homes and average of 4,800 homes per market

•	Portfolio focused on strategically targeted, high-growth markets, with nearly 70 percent of revenue coming from the Western US and Florida

•	Substantial portfolio overlap expected to drive $45-50 million in annual synergies

•	Invitation Homes’ Bryce Blair to Remain Chairman, Starwood Waypoint Homes’ Fred Tuomi to be CEO

•	Continued strong performance with combined company experiencing 7 percent pro forma same- store NOI growth in Q2 2017 with over 95 percent occupancy

DALLAS and SCOTTSDALE, Ariz. – August 10, 2017 – Invitation Homes (NYSE: INVH) and Starwood Waypoint Homes (NYSE: SFR), two leading owners and operators of single-family rental homes in the United States, announced today the signing of a definitive agreement to combine in a 100 percent stock-for-stock merger-of-equals transaction. The combined company, which will operate under the name “Invitation Homes,” will bring together the best practices, technology, and personnel from both firms to create the premier single-family rental company in the United States. The combination of these two industry innovators will produce a company with an unparalleled ability to deliver enhanced service offerings to residents more efficiently, continue investing in local communities, and generate substantial value for stockholders.

Under the terms of the agreement, each Starwood Waypoint Homes share will be converted into 1.614 Invitation Homes shares, based on a fixed exchange ratio. The all-stock merger is intended to be a tax-free transaction. Upon the closing of the transaction, Invitation Homes stockholders will own approximately 59 percent of the combined company’s stock, while Starwood Waypoint Homes stockholders will own approximately 41 percent of the combined company’s stock. Based on the closing prices of Starwood Waypoint Homes common shares and Invitation Homes common stock on August 9, 2017, the equity market capitalization of the combined company would be approximately $11 billion and the total enterprise value (including debt) would be approximately $20 billion. The combined company’s shares are expected to continue trading on the New York Stock Exchange under the ticker symbol for Invitation Homes (NYSE: INVH).

This strategic transaction combines two companies with highly complementary capabilities, including Invitation Homes’ industry-leading approach to customer service and asset-management expertise, and Starwood Waypoint Homes’ industry-leading technology. In addition, the current Starwood Waypoint Homes CEO Fred Tuomi, who will become CEO of the combined company, has experience successfully integrating mergers of large-scale, single-family rental companies. Overall, the two companies have invested nearly $2 billion, an average of approximately $22,000 per home, in renovations and maintenance, improving resident experience and driving economic growth and job creation in local communities.

The combined company would own and manage an irreplaceable portfolio of approximately 82,000 single-family homes. While the combined company would be the largest single-family rental company in the United States, its portfolio still represents less than 0.1 percent of the more than 90 million single-family homes in the United States, and just 0.5 percent of the nearly 16 million single-family homes for rent in the United States.

The two companies have very similar portfolios of homes focused on overlapping, strategically selected, high-growth markets – with nearly identical average monthly rents and nearly 70 percent of combined company revenues coming from the Western US and Florida. The combined portfolio would also have an average of 4,800 homes per market, allowing it to leverage economies of scale and improve operating efficiency, while also enhancing customer service. The combined company experienced pro forma same-store net operating income (NOI) growth of 7.0 percent in 2Q 2017 with over 95 percent occupancy.

“This merger creates the leading single-family rental company in the United States, which will be uniquely positioned to deliver exceptional service to residents, while also improving operating efficiency. That is a win-win for both residents and stockholders,” said Fred Tuomi, Chief Executive Officer of Starwood Waypoint Homes. “We will have an irreplaceable portfolio of homes focused in select high-growth markets, offering unrivaled service and high-quality housing options for families choosing to rent. We have great admiration for Invitation Homes and its talented team, and look forward to embarking on an exciting new chapter together.”

“By joining forces, the combined company will be in an even stronger position to serve residents and investors,” said John Bartling, President and CEO of Invitation Homes. “By bringing together these two world-class organizations, Invitation Homes will continue building on its industry-leading operational capabilities and resident-centric approach – while also providing enhanced liquidity to stockholders.”

Management, Governance and Corporate Headquarters

Upon completion of the transaction, Fred Tuomi, Chief Executive Officer of Starwood Waypoint Homes, will become CEO of Invitation Homes; Ernie Freedman, Chief Financial Officer of Invitation Homes, will remain CFO; Charles Young, Chief Operating Officer of Starwood Waypoint Homes, will become COO; and Dallas Tanner, Chief Investment Officer of Invitation Homes, will remain CIO. The combined company will be headquartered in Dallas, Texas, and will maintain a presence in Scottsdale, Arizona. The combined Board is expected to have 11 directors, consisting of six directors appointed by Invitation Homes and five directors appointed by Starwood Waypoint Homes:

•	Chairman, Bryce Blair, Current Invitation Homes Chairman

•	Fred Tuomi, Current Starwood Waypoint Homes Board Member, Starwood Waypoint Homes CEO

•	Richard D. Bronson, Current Starwood Waypoint Homes Board Member

•	Michael D. Fascitelli, Current Starwood Waypoint Homes Board Member

•	Jonathan D. Gray, Current Invitation Homes Board Member

•	Robert G. Harper, Current Invitation Homes Board Member

•	Jeffrey E. Kelter, Current Starwood Waypoint Homes Board Member

•	John B. Rhea, Current Invitation Homes Board Member

•	Janice L. Sears, Current Invitation Homes Board Member

•	William J. Stein, Current Invitation Homes Board Member

•	Barry S. Sternlicht, Current Starwood Waypoint Homes Board Member, Chairman & Chief Executive Officer of Starwood Capital Group

Financial Highlights

The combined company is expected to generate projected annual run-rate cost synergies of $45-50 million, with potential additional upside from the implementation of best practices to optimize revenue management and operating efficiency. The transaction is expected to be accretive to core FFO and AFFO on a run-rate basis. The combined company is also expected to benefit from a flexible balance sheet with lower long-term cost of capital and a continued path towards deleveraging. The transaction will also significantly increase the free float of Invitation Homes’ shares and reduce Blackstone’s ownership stake in the combined company to 41 percent from 70 percent in the current, stand-alone Invitation Homes. The quarterly dividend is expected to be $0.11 per share post-close.

Timing and Approvals

The transaction has been unanimously approved by the boards of both Starwood Waypoint Homes and Invitation Homes. Following the execution of the definitive merger agreement, Blackstone, the majority stockholder of Invitation Homes, delivered a written consent approving the issuance of Invitation Homes common stock in the merger and the other transactions contemplated by the merger agreement. The transaction is expected to close by year-end, subject to approval by Starwood Waypoint Homes stockholders and other customary closing conditions.

Advisors

Deutsche Bank Securities Inc. and JPMorgan are acting as financial advisors and Simpson Thacher & Bartlett LLP is acting as legal advisor to Invitation Homes. Morgan Stanley & Co. LLC and Evercore are serving as financial advisors and Sidley Austin LLP is serving as legal advisor to Starwood Waypoint Homes.

Merger Announcement Conference Call and Second Quarter 2017 Earnings Results

In separate press releases issued yesterday and today, Starwood Waypoint Homes and Invitation Homes each announced their respective results for the second quarter of 2017.

In light of today’s transaction, the two companies will hold a joint conference call at 8:30 am Eastern Time today to discuss the transaction. Invitation Homes and Starwood Waypoint Homes have cancelled their previously scheduled earnings conference calls.

Interested parties in the United States can access the call by dialing 877-273-3818, passcode 680 092 90, fifteen minutes prior to the start time. International participants should dial +1 617-597-9370. A link to access the conference call will be available on the Investor Relations section of both companies’ websites at http://investors.starwoodwaypoint.com/ and http://ir.invitationhomes.com/.

About Invitation Homes

Invitation Homes (NYSE: INVH) is a leading owner and operator of single-family rental homes in the United States. Through disciplined market and asset selection, we have assembled a portfolio of nearly 50,000 high quality homes in 13 major markets (Atlanta, Charlotte, Chicago, Jacksonville, Las Vegas, Minneapolis, Northern California, Orlando, Phoenix, Seattle, Southern California, South Florida, Tampa), with a focus on the Western United States and Florida. We target desirable neighborhoods in convenient proximity to major employment centers, good schools, and transportation corridors.

About Starwood Waypoint Homes

Starwood Waypoint Homes (NYSE: SFR) is one of the largest publicly traded owners and operators of single-family rental homes in the United States. The Company acquires, renovates, leases, maintains and manages single-family homes in markets that exhibit favorable demographics and long-term economic trends, as well as strengthening demand for rental properties.

Forward-Looking Statements

The information presented herein may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Invitation Homes (“INVH”) and Starwood Waypoint Homes (“SFR”) operate and beliefs of and assumptions made by INVH management and SFR management, involve significant risks and uncertainties, which are difficult to predict and are not guarantees of future performances, that could significantly affect the financial results of INVH or SFR or the combined company. Words such as “projects,” “will,” “could,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger between SFR and INVH, including future financial and operating results, the attractiveness of the value to be received by SFR stockholders, the attractiveness of the value to be received by INVH, the combined company’s plans, objectives, expectations and intentions, the timing of future events, anticipated administrative and operating synergies, the anticipated impact of the merger on net debt ratios, cost of capital, future dividend payment rates, forecasts of accretion in core FFO, AFFO or other earnings or performance measures, projected capital improvements, expected sources of financing, and descriptions relating to these expectations. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. Pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Our ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may materially and adversely affect our business, financial condition, liquidity, results of operations and prospects, as well as our ability to make distributions to our stockholders, include, but are not limited to: (i) national, regional and local economic climates; (ii) changes in the real estate and single-family rental industry, financial markets and interest rates, or to the business or financial condition of either company or business; (iii) increased or unanticipated competition for the companies’ properties; (iv) competition in the leasing market for quality residents; (v) increasing property taxes, homeowners’ association fees and insurance costs; (vi)

each company’s dependence on third parties for key services; (vii) risks related to evaluation of properties, poor resident selection and defaults and non-renewals by either company’s residents; (viii) risks associated with acquisitions, including the integration of the combined companies’ businesses; (ix) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status; (x) availability of financing and capital; (xi) risks associated with achieving expected revenue synergies or cost savings; (xii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger; (xiii) the outcome of claims and litigation involving or affecting either company; (xiv) applicable regulatory changes; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by INVH and SFR from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither INVH nor SFR, except as required by law, undertakes any duty to update any forward-looking statements appearing in this document, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of August 9, 2017, by and among INVH, invitation Homes Operating Partnership LP, IH Merger Sub, LLC, SFR and Starwood Waypoint Homes Partnership, L.P. In connection with the proposed merger, INVH expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of SFR and information statement of INVH that also constitutes a prospectus (the “joint proxy/information statement/prospectus”) which joint proxy/information statement/prospectus will be mailed or otherwise disseminated to INVH stockholders and SFR stockholders when it becomes available. INVH and SFR also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY/ INFORMATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy/information statement/prospectus and other relevant documents (if and when they become available) filed by INVH and SFR with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by INVH with the SEC will be available free of charge on INVH’s website at www.invitiationhomes.com or by contacting INVH Investor Relations at ir@invitationhomes.com or at 844-456-4684. Copies of the documents filed by SFR with the SEC will be available free of charge on SFR’s website at www.starwoodwaypoint.com or by contacting SFR Investor Relations at ir@colonystarwood.com or at 480-800-3490.

Certain Information Regarding Participants in the Solicitation

INVH and SFR and certain of their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about INVH’s executive officers and directors in INVH’s Annual Report on Form 10-K for the year ended December 31, 2016 and its Current Reports of Form 8-K filed with the SEC on February 6, 2017, March 20, 2017 and June 29, 2017. You can find information about SFR’s executive officers and trustees in SFR’s Annual Report on Form 10-K for the year ended December 31, 2016, its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017, and its Definitive Proxy Statement on Schedule 14A filed with the SEC on March 31, 2017 in connection with its 2017 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the joint proxy/information statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from INVH or SFR using the sources indicated above.

No Offer of Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Media Contact:

Sard Verbinnen & Co

Brooke Gordon/Liz Zale/Emily Claffey

(212) 687-8080

For Invitation Homes:

Investor Relations

Greg Van Winkle

(844) 456-INVH

IR@InvitationHomes.com

Media

Claire Buchan Parker

(202) 257-2329

cparker@invitationhomes.com

For Starwood Waypoint Homes:

Investor Relations

(480) 800-3490

IR@colonystarwood.com

Media

Jason Chudoba

(646) 277-1249

Jason.chudoba@icrinc.com

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